                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2004

                            WEBFINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

        Delaware                      0-631                     56-2043000
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(State or other jurisdiction      (Commission                 (IRS Employer
 of incorporation)                File Number)               Identification No.)

   590 Madison Avenue, 32nd Floor, New York, New York             10022
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       (Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code:  (212) 758-3232
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE

          On August 20, 2004, WebFinancial Corporation issued a press release announcing the results of its subscription rights offering, which expired in accordance with its terms on August 13, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (c) Exhibits

EXHIBIT NUMBER          DESCRIPTION
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99.1                    Press Release, dated August 20, 2004.

                                   SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WEBFINANCIAL CORPORATION

Dated: August 20, 2004          By:  /s/ Glen M Kassan
                                    --------------------------------------------
                                    Name:   Glen M Kassan
                                    Title:  Chief Financial Officer